UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2012

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

611 N Nevada Street
Carson City, NV 89703
(Address of principal executive offices) (Zip Code)

(604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 4, 2012, Gryphon Gold Corporation (the “Registrant”) re-convened its adjourned 2012 Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of considering Proposal #4, an amendment to the Articles of Incorporation that increases the authorized share capital from 250,000,000 to 500,000,000. Proposal #4 is described in more detail in the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 17, 2012, pursuant to which proxies for the Annual Meeting were solicited. The following is the final voting tally for the amendment to the Articles of Incorporation:

Proposal #4 – Approval of the Amendment to the Articles of Incorporation	Voted For 97,576,786	Withheld 13,048,422	Broker Non-Votes 829,501

The Registrant’s stockholders approved Proposal #4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION.
(Registrant)

Dated: September 6, 2012	By: /s/ James O’Neil
James O’Neil
Chief Executive Officer